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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 25, 2000


                               ZEROS & ONES, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)


33-26531LA                                               88-0241079
----------                                               ----------
(Commission File Number)                               (I.R.S. Employer
                                                      Identification No.)


1714 16th Street, Santa Monica, CA 90404
- ------------------------------------------------
(Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code: (310) 399-9901


                                 Not Applicable
- ---------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


Total number of pages in this document:     2
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                                TABLE OF CONTENTS

ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.................................1

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.............................1

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.......................................1

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT....................1

ITEM 5.       OTHER EVENTS ....................................................1

ITEM 6.       RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS........2

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS................................2

SIGNATURES    .................................................................2



ITEM 1.       CHANGES IN CONTROL OF REGISTRANT

              Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              Not Applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

              Not Applicable.

ITEM 4.       CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

              Not Applicable.

ITEM 5.       OTHER EVENTS

              Not Applicable.


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ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         On September 25, 2000, Mr. Douglas Glen was officially appointed as an Independent Director on the Board of Directors for the Company.

         Mr. Glen is also a partner of Global Rights Fund II, a private equity fund that invests in brand-driven ventures, with emphasis on broadband entertainment.

         At Mattel, he was the Chief Strategy Officer, responsible for the toy company's technology initiatives. He started Mattel Media, which pioneered entertainment software for girls, and IntelPlay, a high-tech toy venture with Intel Corporation. Previously, he was Group Vice President, business development and strategic planning, at Sega of America, where he directed the launch of Sega's multimedia game line. Earlier he was General Manager of Lucasfilm Games and spent 15 years in the advertising industry. He earned an undergraduate degree from MIT and received MBA and Ph.D degrees from Somerset University.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)           Financial Statements of Business Acquired

                       Not Applicable.

         (b)           Pro Forma Financial Information

                       Not Applicable.

         (c)           Exhibits

                       Not Applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     ZEROS & ONES, INC.
                         -----------------------------------------
                                       (Registrant)

Date: September 28, 2000

                                    /s/ Robert J. Holtz
                         -----------------------------------------
                          Robert J. Holtz, Chief Executive Officer



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